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                                                                    Exhibit 99.2



                           STATEMENT UNDER SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002


         The undersigned hereby certifies as of the March 31, 2003 to the UNITED STATES SECURITIES AND EXCHANGE COMMISSION pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to the best of my knowledge, as follows:


         1. The quarterly report on Form 10-Q of Intelligent Systems Corporation for the quarter ended March 31, 2003 which accompanies this statement fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         2. Information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of Intelligent Systems Corporation.



Date: May 15, 2003                           /s/ Bonnie L. Herron
                                             -----------------------
                                             Bonnie L. Herron
                                             Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Intelligent Systems Corporation and will be retained by Intelligent Systems Corporation and furnished to the Securities and Exchange Commission or its staff upon request.